WASATCH FUNDS TRUST

Supplement dated November 15, 2024 to the Prospectus,

Summary Prospectus and Statement of Additional Information each dated January 31, 2024

Wasatch Greater China Fund® - Investor Class (WAGCX)

Wasatch Greater China Fund® - Institutional Class (WGGCX)

This Supplement updates certain information contained in the Wasatch Funds Prospectus, the Summary Prospectus for Investor Class and Institutional Class shares of the Wasatch Greater China Fund, and the Wasatch Funds Statement of Additional Information (‘SAI”), each dated January 31, 2024. You should retain this Supplement with the Prospectus, the Summary Prospectus, and the SAI for future reference. Additional copies of these materials may be obtained free of charge by visiting our web site at wasatchglobal.com or calling us at 800.551.1700.

LIQUIDATION OF WASATCH GREATER CHINA FUND

The Supplement is being provided to notify you that on November 13, 2024, the Board of Trustees of the Wasatch Funds Trust (the “Board”) has approved the liquidation of the Wasatch Greater China Fund (the “Fund”) as soon as practicable. Accordingly, on November 13, 2024, the Board approved a plan of liquidation for the Fund to close the Fund and redeem all of its outstanding shares on or about January 15, 2025 (the “Liquidation Date”).

Effective the close of business on December 31, 2024, the Fund will no longer pursue its stated investment objectives and will likely deviate from its investment strategies in its Prospectus and SAI. The Fund will begin liquidating its portfolio and may invest in cash or cash equivalents, including repurchase agreements or other comparable high quality money market instruments or money market funds until all shares have been redeemed. Effective as of November 29, 2024, the Fund will be closed to new investors with the exception of: (1) certain employer-sponsored retirement accounts (including certain 401(k) and other types of defined contribution or employee benefit plans); and (2) certain omnibus accounts held by financial intermediaries at the discretion of the Fund’s officers. Such accounts can continue to make investments in the Fund up to the close of business on December 31, 2024. After December 31, 2024, the Fund will be closed to investments from all accounts. The Fund may pay a distribution prior to its termination and liquidation. The record date and payment date will be posted on the Wasatch Funds website as soon as those dates are available.

You may redeem or exchange your shares, including reinvested distributions prior to the Liquidation Date. Except for IRA Account Holders described below, any shareholders who have not redeemed their shares of the Fund by the business day prior to the Liquidation Date will have their shares automatically redeemed at net asset value as of that date, subject to any required withholding, and proceeds sent to the address of record. Liquidation proceeds will be paid entirely in cash. If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund’s shareholder services department at 800.551.1700.

**IRA Account Holders, Please Note: Shareholders who still own shares in the Wasatch Greater China Fund through an IRA on the Liquidation Date will have their shares exchanged into the Automated Class shares of the Federated Hermes Prime Cash Obligations Fund (the “Money Market Fund”), where the money will remain until Wasatch receives further instructions from the account owner. If you wish to invest in another fund within the Wasatch Fund family, please simply make this exchange as previously outlined prior to the Liquidation Date. Alternatively, if you prefer to re-invest outside of the Wasatch Fund family, you can either a) obtain a transfer form from the new custodian and have it submitted to Wasatch Funds before the Liquidation Date (note: we do require a Medallion Signature Guarantee to transfer retirement accounts), or b) redeem your shares and re-invest the proceeds into another retirement account within 60 days of the check date to avoid the IRS penalty.

As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation. Please refer to the Prospectus for general information about redemptions, exchanges and taxes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE